Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statement File No. 333-64969 on Form S-8.



/s/ Arthur Andersen LLP

Boston, Massachusetts
March 29, 1999



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